Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

SUBSEQUENT EVENTS

Syndicated bridge loan facility agreement

In February 2013, AngloGold Ashanti Limited entered into a syndicated bridge loan facility agreement pursuant to which a syndicate of banks agreed to make available $750 million to AngloGold Ashanti Holdings plc. In the event AngloGold Ashanti Limited chooses to draw on the loan, the proceeds are to be applied towards the repayment of the $732.5 million, 3.5 percent Convertible bonds due in May 2014.

Amendments to the rules of BSP and LTIP plans

On March 11, 2013 the shareholders approved the following:

  an amendment to the rules to the BSP Share Scheme. In terms of the new rules granted awards will vest 50 percent after 12 months and 50 percent after 24 months. The additional 20 percent retention award for holding the shares for 36 months has been removed. The amended rules apply to new grants and have no impact on existing grants under the scheme.

  A new retention bonus scheme (under the LTIP) comprising both cash (40 percent of 2013 total base pay) and shares (60 percent of base pay). The share award will be a performance-based award. This scheme has no impact on existing awards.

  A new Co-Investment Executive Share Plan which is aimed at assisting executives in meeting their Minimum Shareholding Requirements (“MSR's”). Executives will be allowed to take up to 50 percent of their after tax cash bonus to participate in the scheme by purchasing shares in AngloGold Ashanti, and the company will grant shares equivalent to 150 percent of their purchased shares with vesting over a two-year period in two equal tranches.

Disposal of additional interest in Rand Refinery Limited

On March 19, 2013, the Company disposed of an additional 4.24 percent interest in Rand Refinery Limited for a cash consideration of $5 million reducing its shareholding to 43.79 percent. The disposal resulted in a loss of less than $1 million.

Agreement with Izingwe Property Managers (Proprietary) Limited

AngloGold Ashanti has entered into an agreement (“Agreement”) with Izingwe Property Managers (Proprietary) Limited (“Izingwe Property”) under which Izingwe Property will assist AngloGold Ashanti in the planning, design, development and construction of 200 units of housing in South Africa for employees of AngloGold Ashanti. Izingwe Property's roles will be those of development and project manager and main contractor. The terms of the Agreement call for payments from AngloGold Ashanti to Izingwe Property in the amount of $6.7 million in consideration for Izingwe Property's services. Mr. Sipho Pityana, a non-executive director of the Company, is Chairman and a 44 percent shareholder of Izingwe Holdings (Proprietary) Limited (“Izingwe”), AngloGold Ashanti's BEE partner. Izingwe Capital (Proprietary) Limited, an associate company of Izingwe is the majority shareholder of Izingwe Property.